UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1.       REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

ADJUSTABLE RATE

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Adjustable Rate Income Fund for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

II	Western Asset Adjustable Rate Income Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Western Asset Adjustable Rate Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient…to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time…”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.91% during the six months ended November 30, 2014.

Q. How did the high-yield bond market perform over the six months ended November 30, 2014?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, returned -0.59% for the six months ended November 30, 2014. While the underlying fundamentals in the high-yield market

IV	Western Asset Adjustable Rate Income Fund

remained solid and defaults were well below their long-term average, the asset class was dragged down at times given periods of investor risk aversion.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 0.18% during the six months ended November 30, 2014. The asset class posted positive returns during each of the first three months covered by the reporting period. Demand was strong overall as investors looked to generate incremental yield in the low interest rate environment. However, the asset class experienced a sharp selloff in September, triggered by a number of factors, including rising U.S. interest rates, expectations for future Fed rate hikes, concerns over global growth and weak investor demand.

Performance review

For the six months ended November 30, 2014, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 0.29%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexviii, returned 0.03% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.11% over the same time frame.

Performance Snapshot as of November 30, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Adjustable Rate Income Fund:
Class A	0.29%
Class C	-0.22%
Class C1♦	-0.01%
Class I	0.37%
Class IS	0.31%
Citigroup 6-Month U.S. Treasury Bill Index	0.03%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 311 funds in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Adjustable Rate Income Fund	V

Investment commentary (cont’d)

The 30-Day SEC Yields for the period ended November 30, 2014 for Class A, Class C, Class C1, Class I and Class IS shares were 0.78%, -0.08%, 0.21%, 0.96% and 1.06%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C, Class I and Class IS shares would have been -0.26%, 0.94% and 1.05%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2014, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.82%, 1.89%, 1.40%, 0.67% and 0.64%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.70% for Class C shares, 0.65% for Class I shares and 0.55% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk bonds”, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Adjustable Rate Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Adjustable Rate Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2014 and held for the six months ended November 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.29%	$1,000.00	$1,002.90	0.82%	$4.12	Class A	5.00%	$1,000.00	$1,020.96	0.82%	$4.15
Class C	-0.22	1,000.00	997.80	1.70	8.51	Class C	5.00	1,000.00	1,016.55	1.70	8.59
Class C1	-0.01	1,000.00	999.90	1.42	7.12	Class C1	5.00	1,000.00	1,017.95	1.42	7.18
Class I	0.37	1,000.00	1,003.70	0.65	3.26	Class I	5.00	1,000.00	1,021.81	0.65	3.29
Class IS	0.31	1,000.00	1,003.10	0.55	2.76	Class IS	5.00	1,000.00	1,022.31	0.55	2.79

2	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

[1]	For the six months ended November 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

4	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 29.4%
Consumer Discretionary — 2.9%
Automobiles — 1.6%
Daimler Finance NA LLC, Senior Notes	0.912%	8/1/16	$1,050,000	$1,057,960	(a)(b)
Ford Motor Credit Co., LLC, Senior Bonds	1.162%	11/4/19	620,000	621,031	(a)
Ford Motor Credit Co., LLC, Senior Notes	1.482%	5/9/16	330,000	333,813	(a)
Ford Motor Credit Co., LLC, Senior Notes	0.753%	9/8/17	600,000	598,281	(a)
Nissan Motor Acceptance Corp., Senior Notes	0.784%	3/3/17	630,000	631,898	(a)(b)
Total Automobiles				3,242,983
Hotels, Restaurants & Leisure — 0.0%
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000	15,925
Household Durables — 0.2%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	370,000	394,050
Media — 0.8%
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	550,000	642,125
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	20,000	19,875	(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	320,000	323,200	(b)
NBCUniversal Enterprise Inc., Senior Notes	0.768%	4/15/16	570,000	572,205	(a)(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	21,000	(b)
Total Media				1,578,405
Specialty Retail — 0.2%
Lowe’s Cos. Inc., Senior Notes	0.654%	9/10/19	500,000	499,882	(a)
Textiles, Apparel & Luxury Goods — 0.1%
American Achievement Corp., Secured Notes	10.875%	4/15/16	180,000	176,625	(b)
Total Consumer Discretionary				5,907,870
Consumer Staples — 1.0%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes	0.632%	2/1/19	710,000	709,568	(a)
Coca-Cola Co., Senior Notes	0.214%	3/5/15	200,000	200,024	(a)
Total Beverages				909,592
Food Products — 0.5%
Mondelez International Inc., Senior Notes	0.752%	2/1/19	1,090,000	1,092,464	(a)
Total Consumer Staples				2,002,056
Energy — 2.7%
Energy Equipment & Services — 0.0%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	70,200
Oil, Gas & Consumable Fuels — 2.7%
BP Capital Markets PLC, Senior Notes	0.772%	5/10/19	680,000	680,439	(a)

See Notes to Financial Statements.

6	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	$40,000	$42,250
Devon Energy Corp., Senior Notes	0.774%	12/15/16	1,060,000	1,065,465	(a)
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	100,000	112,375
El Paso LLC, Senior Notes	7.250%	6/1/18	40,000	46,474
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	66,797	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	540,000	515,700
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	960,000	1,058,400
Petrobras Global Finance BV, Senior Notes	3.115%	3/17/20	1,070,000	1,027,296	(a)
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	1.149%	4/10/19	1,000,000	1,001,904	(a)(b)
Total Oil, Gas & Consumable Fuels				5,617,100
Total Energy				5,687,300
Financials — 15.3%
Banks — 10.1%
Bank of America Corp., Senior Notes	1.053%	3/22/16	1,540,000	1,547,920	(a)
Bank of America Corp., Senior Notes	1.105%	4/1/19	80,000	80,253	(a)
BB&T Corp., Senior Notes	1.094%	6/15/18	1,020,000	1,034,419	(a)
BNP Paribas SA, Senior Notes	0.825%	12/12/16	700,000	703,312	(a)
Capital One NA, Senior Notes	1.500%	9/5/17	670,000	668,460
CIT Group Inc., Senior Notes	5.375%	5/15/20	560,000	597,100
CIT Group Inc., Senior Notes	5.000%	8/1/23	880,000	908,600
Citigroup Inc., Senior Notes	1.194%	7/25/16	360,000	362,924	(a)
Citigroup Inc., Senior Notes	4.450%	1/10/17	640,000	680,888
Citigroup Inc., Senior Notes	1.003%	4/8/19	530,000	532,593	(a)
Credit Agricole SA, Senior Notes	1.083%	10/3/16	1,140,000	1,149,041	(a)(b)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	500,000	563,150	(b)
HSBC Bank PLC, Senior Notes	0.872%	5/15/18	1,030,000	1,039,383	(a)(b)
HSBC USA Inc., Senior Notes	1.116%	9/24/18	790,000	804,414	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	550,000	528,000	(a)(c)
JPMorgan Chase & Co., Senior Notes	0.752%	2/15/17	1,600,000	1,601,587	(a)
Manufacturers & Traders Trust Co., Senior Bonds	0.608%	1/30/17	1,060,000	1,061,152	(a)
MUFG Union Bank NA, Senior Notes	0.985%	9/26/16	1,140,000	1,148,955	(a)
Nordea Bank AB, Senior Notes	0.591%	4/4/17	990,000	991,258	(a)(b)
Royal Bank of Canada, Senior Notes	0.561%	1/23/17	1,300,000	1,303,189	(a)
Svenska Handelsbanken AB, Senior Notes	0.725%	6/17/19	410,000	410,823	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/8/15	1,150,000	1,118,375	(a)(c)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	1,240,000	1,268,834
Westpac Banking Corp., Senior Notes	0.973%	7/30/18	800,000	810,878	(a)
Total Banks				20,915,508

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 0.6%
Goldman Sachs Group Inc., Senior Notes	1.332%	11/15/18	$1,250,000	$1,266,698	(a)
Consumer Finance — 0.7%
American Express Co., Senior Notes	0.823%	5/22/18	1,130,000	1,133,279	(a)
PACCAR Financial Corp., Senior Notes	0.502%	2/8/16	390,000	390,842	(a)
Total Consumer Finance				1,524,121
Diversified Financial Services — 2.0%
General Electric Capital Corp., Senior Bonds	5.400%	2/15/17	1,860,000	2,037,301
General Electric Capital Corp., Senior Notes	0.740%	1/14/19	760,000	761,081	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	158,130
Total Capital International SA, Senior Notes	0.802%	8/10/18	1,140,000	1,151,930	(a)
Total Diversified Financial Services				4,108,442
Insurance — 1.4%
Metropolitan Life Global Funding I, Secured Notes	0.609%	4/10/17	1,770,000	1,777,118	(a)(b)
Prudential Financial Inc., Senior Notes	1.012%	8/15/18	890,000	898,643	(a)
Prudential Holdings LLC, Senior Secured Notes	1.109%	12/18/17	197,143	198,622	(a)(b)
Total Insurance				2,874,383
Real Estate Investment Trusts (REITs) — 0.5%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	1.750%	9/15/17	1,040,000	1,043,733	(b)
Total Financials				31,732,885
Health Care — 1.7%
Biotechnology — 0.3%
Amgen Inc., Senior Notes	0.833%	5/22/19	750,000	752,791	(a)
Health Care Equipment & Supplies — 0.3%
Medtronic Inc., Senior Notes	0.326%	2/27/17	700,000	698,670	(a)
Health Care Providers & Services — 0.7%
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	460,000	466,325
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	920,000	926,900
Total Health Care Providers & Services				1,393,225
Pharmaceuticals — 0.4%
AbbVie Inc., Senior Notes	0.992%	11/6/15	790,000	794,308	(a)
Total Health Care				3,638,994
Industrials — 1.1%
Aerospace & Defense — 0.5%
Rockwell Collins Inc., Senior Notes	0.584%	12/15/16	1,060,000	1,062,712	(a)

See Notes to Financial Statements.

8	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	$15,975	$18,571
Road & Rail — 0.6%
Kansas City Southern de Mexico SA de CV, Senior Notes	0.933%	10/28/16	1,150,000	1,150,979	(a)
Total Industrials				2,232,262
Information Technology — 1.1%
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	610,000	608,475	(b)(d)
IT Services — 0.0%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	91,000	97,143	(b)
Software — 0.8%
Oracle Corp., Senior Notes	0.811%	1/15/19	1,550,000	1,562,972	(a)
Total Information Technology				2,268,590
Materials — 0.6%
Metals & Mining — 0.6%
Anglo American Capital PLC, Senior Notes	1.181%	4/15/16	400,000	401,653	(a)(b)
Vale Overseas Ltd., Senior Notes	5.625%	9/15/19	360,000	400,443
Vale Overseas Ltd., Senior Notes	4.625%	9/15/20	430,000	447,058
Total Metals & Mining				1,249,154
Paper & Forest Products — 0.0%
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	34,950
Total Materials				1,284,104
Telecommunication Services — 2.3%
Diversified Telecommunication Services — 1.3%
AT&T Inc., Senior Notes	0.618%	2/12/16	850,000	851,814	(a)
AT&T Inc., Senior Notes	1.146%	11/27/18	230,000	234,014	(a)
CenturyLink Inc., Senior Notes	6.150%	9/15/19	430,000	468,700
Verizon Communications Inc., Senior Notes	0.632%	6/9/17	1,080,000	1,080,403	(a)
Verizon Communications Inc., Senior Notes	1.984%	9/14/18	130,000	136,377	(a)
Total Diversified Telecommunication Services				2,771,308
Wireless Telecommunication Services — 1.0%
America Movil SAB de CV, Senior Notes	1.235%	9/12/16	1,130,000	1,138,255	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	179,075
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	190,000	220,400	(b)
T-Mobile USA Inc., Senior Notes	6.464%	4/28/19	560,000	582,400
Total Wireless Telecommunication Services				2,120,130
Total Telecommunication Services				4,891,438

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 0.7%
Electric Utilities — 0.6%
Duke Energy Corp., Senior Notes	0.613%	4/3/17	$520,000	$521,625	(a)
Duke Energy Indiana Inc., Secured Bonds	0.579%	7/11/16	520,000	521,392	(a)
Southern California Edison Co., Senior Secured Bonds	1.125%	5/1/17	210,000	210,109
Total Electric Utilities				1,253,126
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., Senior Notes	7.750%	10/15/15	68,000	71,570
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	106,076
Total Independent Power and Renewable Electricity Producers				177,646
Total Utilities				1,430,772
Total Corporate Bonds & Notes (Cost — $60,685,681)				61,076,271
Asset-Backed Securities — 27.8%
Ally Auto Receivables Trust, 2014-SN1 A2B	0.355%	10/20/16	595,053	594,690	(a)
Ally Master Owner Trust, 2014-5 A1	0.646%	10/15/19	1,560,000	1,561,143	(a)
American Express Issuance Trust II, 2013-2 A	0.585%	8/15/19	800,000	803,168	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.205%	7/25/32	768,118	751,674	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.855%	8/25/32	260,559	238,138	(a)
Apidos CDO, 2012-9A A	1.631%	7/15/23	500,000	497,740	(a)(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.735%	3/12/26	750,000	747,361	(a)(b)
Asset Backed Securities Corp. Home Equity Loan Trust, 2004-HE8 M2	1.880%	12/25/34	712,124	641,732	(a)
Atrium CDO Corp., 5A A1	0.482%	7/20/20	421,589	420,669	(a)(b)
Bank of America Credit Card Trust, 2014-A1 A	0.535%	6/15/21	1,600,000	1,600,434	(a)
Bank of America Credit Card Trust, 2014-A3 A	0.445%	1/15/20	1,050,000	1,050,281	(a)
Bayview Financial Asset Trust, 2007-SR1A M1	0.955%	3/25/37	819,969	695,744	(a)(b)(e)
Brazos Higher Education Authority Inc., 2005-2 A10	0.354%	12/26/19	744,070	742,539	(a)
Business Loan Express, 2001-2A A	0.735%	1/25/28	313,975	260,600	(a)(b)
Business Loan Express, 2002-1A A	0.705%	7/25/28	246,765	218,151	(a)(b)
Citibank Credit Card Issuance Trust, 2006-A8 A8	0.271%	12/17/18	630,000	627,795	(a)
Citibank Credit Card Issuance Trust, 2013-A4 A4	0.575%	7/24/20	1,560,000	1,564,456	(a)
Discover Card Execution Note Trust, 2011-A4 A4	0.505%	5/15/19	630,000	632,426	(a)
Discover Card Execution Note Trust, 2013-A6 A6	0.605%	4/15/21	1,480,000	1,486,144	(a)
Ford Credit Auto Owner Trust, 2013-B A3	0.570%	10/15/17	784,711	785,065
Ford Credit Floorplan Master Owner Trust, 2013-5 A2	0.625%	9/15/18	2,100,000	2,106,428	(a)
Ford Credit Floorplan Master Owner Trust, 2014-2 A	0.655%	2/15/21	1,100,000	1,105,003	(a)
Ford Credit Floorplan Master Owner Trust, 2014-4 A2	0.505%	8/15/19	960,000	961,055	(a)
Golden Credit Card Trust, 2014-2A A	0.605%	3/15/21	360,000	359,151	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.452%	5/25/36	481,166	476,839	(a)(b)

See Notes to Financial Statements.

10	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Hertz Fleet Lease Funding LP, 2013-3 A	0.706%	12/10/27	$2,160,000	$2,161,431	(a)(b)
Hertz Fleet Lease Funding LP, 2014-1 A	0.556%	4/10/28	1,280,000	1,280,207	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	640,000	644,546	(b)
Illinois Student Assistance Commission, 2010-1 A2	1.284%	4/25/22	1,175,500	1,189,994	(a)
Jamestown CLO Ltd., 2014-4A A1C	1.664%	7/15/26	250,000	247,580	(a)(b)
JPMorgan Mortgage Acquisition Corp., 2005-OPT1 M3	0.655%	6/25/35	1,960,000	1,553,124	(a)
LCM Limited Partnership, 16A A	1.758%	7/15/26	250,000	249,375	(a)(b)
Mercedes-Benz Auto Receivables Trust, 2013-1 A3	0.780%	8/15/17	1,240,000	1,243,261
NCUA Guaranteed Notes, 2010-A1 A	0.506%	12/7/20	1,564,505	1,566,460	(a)
Nelnet Student Loan Trust, 2013-5A A	0.785%	1/25/37	1,368,367	1,358,670	(a)(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.701%	4/15/26	250,000	248,750	(a)(b)(e)
New Century Home Equity Loan Trust, 2004-2 M2	1.085%	8/25/34	901,635	830,953	(a)
NewMark Capital Funding, 2014-2A A1	1.674%	6/30/26	250,000	246,875	(a)(b)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.580%	5/25/33	484,502	418,312	(a)
Ocean Trails CLO IV, 2013-4A X	1.233%	8/13/25	245,000	245,239	(a)(b)
OHA Loan Funding Ltd., 2014-1A A1	1.762%	10/20/26	500,000	498,750	(a)(b)
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	0.958%	7/1/18	1,308,305	1,312,564
Renaissance Home Equity Loan Trust, 2003-1 A	1.015%	6/25/33	502,864	478,514	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.032%	8/25/33	453,388	428,803	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.655%	12/25/33	1,529,901	1,492,832	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	15,522	14,386
SACO I Trust, 2006-5 1A	0.455%	4/25/36	285,492	476,911	(a)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.531%	10/20/23	650,000	645,516	(a)(b)
Saxon Asset Securities Trust, 2003-1 M1	1.202%	6/25/33	452,220	421,922	(a)
SLC Student Loan Trust, 2006-2 A5	0.334%	9/15/26	2,360,000	2,324,192	(a)
SLM Student Loan Trust, 2003-4 B	0.884%	6/15/38	1,176,167	1,104,708	(a)
SLM Student Loan Trust, 2004-04 A4	0.364%	1/25/19	386,144	385,734	(a)
SLM Student Loan Trust, 2005-5 B	0.484%	10/25/40	908,734	820,714	(a)
SLM Student Loan Trust, 2005-6 B	0.524%	1/25/44	1,190,917	1,065,151	(a)
SLM Student Loan Trust, 2005-A A3	0.434%	6/15/23	1,120,000	1,092,366	(a)
SLM Student Loan Trust, 2006-2 B	0.454%	1/25/41	401,022	355,125	(a)
SLM Student Loan Trust, 2008-6 A3	0.984%	1/25/19	1,320,000	1,329,327	(a)
SLM Student Loan Trust, 2011-B A1	1.005%	12/16/24	301,796	302,878	(a)(b)
SLM Student Loan Trust, 2012-A A1	1.555%	8/15/25	499,156	504,634	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.255%	12/15/21	192,299	192,948	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.255%	8/15/23	316,866	318,583	(a)(b)
SLM Student Loan Trust, 2012-D A2	2.950%	2/15/46	1,520,000	1,570,763	(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2013-A A1	0.755%	8/15/22	$295,965	$296,389	(a)(b)
SMART Trust, 2014-1US A2B	0.453%	7/14/16	542,774	542,358	(a)
SMB Private Education Loan Trust, 2014-A A1	0.655%	9/15/21	1,813,770	1,815,943	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	1.593%	10/20/26	500,000	492,750	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.835%	1/25/34	118,169	102,789	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.835%	1/25/33	379,562	370,924	(a)
Venture CDO Ltd., 2013-13A AX	1.434%	6/10/25	595,833	592,548	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.731%	4/15/26	880,000	880,000	(a)(b)
Voya CLO Ltd., 2014-4A A1	1.733%	10/14/26	250,000	249,369	(a)(b)
World Omni Automobile Lease Securitization Trust., 2013-A A2B	0.475%	5/16/16	757,937	757,911	(a)
Total Asset-Backed Securities (Cost — $57,765,387)				57,651,505
Collateralized Mortgage Obligations — 27.4%
American Home Mortgage Assets, 2006-4 1A12	0.365%	10/25/46	2,709,724	1,854,608	(a)
Banc of America Funding Corp., 2014-R5 1A2	1.829%	9/26/45	1,540,000	824,516	(a)(b)(e)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.497%	3/25/33	36,310	36,369	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.655%	3/25/35	349,258	343,661	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.667%	2/25/35	400,498	367,374	(a)
Bear Stearns ARM Trust, 2006-04 1A1	2.581%	10/25/36	208,874	181,430	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.255%	10/25/33	1,102,907	1,023,711	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.455%	8/25/35	9,021	8,358	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.445%	10/25/35	31,284	28,767	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.355%	1/25/36	13,028	12,199	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.385%	7/25/36	69,413	61,797	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 A1	1.485%	10/10/47	217,903	218,750
Commercial Mortgage Trust, 2014-BBG A	0.955%	3/15/29	440,000	440,421	(a)(b)
Commercial Mortgage Trust, 2014-SAVA A	1.305%	6/15/34	1,010,000	1,010,899	(a)(b)
Connecticut Avenue Securities, 2014-C04 2M2	5.155%	11/25/24	510,000	515,155	(a)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	798,833	823,458
Countrywide Alternative Loan Trust, 2005-62 1A1	0.455%	12/25/35	1,247,669	1,042,831	(a)
Countrywide Alternative Loan Trust, 2006-OA21 A1	0.345%	3/20/47	638,582	509,034	(a)
Countrywide Alternative Loan Trust, 2007-23CB A7	0.555%	9/25/37	1,330,225	931,357	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.430%	9/25/33	415,448	412,302	(a)
Credit Suisse Mortgage Trust, 2014-11R 15A2	2.403%	1/27/36	800,000	500,000	(e)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.602%	6/25/34	399,187	369,029	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.704%	2/25/48	182,930	183,025	(a)(b)

See Notes to Financial Statements.

12	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.857%	12/29/45	$702,344	$685,452	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.041%	6/1/28	133,110	135,665	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.505%	11/15/40	544,177	546,407	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	4.000%	1/25/28	282,428	298,211	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.294%	3/25/42	1,768,308	1,885,165	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A	3.218%	8/25/43	1,715,848	1,808,676	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.630%	3/25/27	315,501	311,949	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.455%	10/25/35	189,730	190,177	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.555%	8/25/33	437,389	439,304	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.081%	8/25/42	1,594,431	1,724,001	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.555%	5/25/42	216,438	217,729	(a)
First Horizon Alternative Mortgage Securities, 2007-FA1 A6	0.455%	3/25/37	2,674,702	1,542,091	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	2.578%	6/25/30	393,371	402,266	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.652%	2/20/61	572,339	572,367	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.552%	3/20/63	946,679	944,845	(a)
Government National Mortgage Association (GNMA), 2013-H22 FB	0.852%	8/20/63	4,494,348	4,545,842	(a)
Government National Mortgage Association (GNMA), 2014-H19 FE	0.622%	9/20/64	2,074,185	2,075,375	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.855%	3/20/23	285,166	285,745	(a)(b)
GS Mortgage Securities Corp. II, 2010-C1 A1	3.679%	8/10/43	211,146	219,903	(b)
HarborView Mortgage Loan Trust, 2004-2 2A1	0.674%	6/19/34	611,479	575,770	(a)
IMPAC CMB Trust, 2003-8 1A2	1.152%	10/25/33	44,826	42,884	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.955%	11/25/34	188,798	187,830	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.666%	10/25/35	1,157,342	1,004,864	(a)
JPMBB Commercial Mortgage Securities Trust, 2014-C23 A1	1.650%	9/15/47	755,451	760,818
JPMBB Commercial Mortgage Securities Trust, 2014-C24 A1	1.539%	11/15/47	208,044	208,639
JPMBB Commercial Mortgage Securities Trust, 2014-C25 A1	1.521%	11/15/47	210,000	210,301
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.435%	4/25/47	834,482	768,290	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.069%	9/15/29	181,521	2,301	(a)(b)(f)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.572%	10/15/35	679,045	27,439	(a)(f)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 A2	1.972%	8/15/45	$370,000	$376,181
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C18 A1	1.686%	10/15/47	462,766	466,918
Morgan Stanley Capital I Trust, 2011-C1 A1	2.602%	9/15/47	230,360	232,378	(b)
Morgan Stanley Capital I Trust, 2012-C4 A2	2.111%	3/15/45	310,000	315,734
NCUA Guaranteed Notes, 2011-R1 1A	0.606%	1/8/20	466,612	469,326	(a)
New York Mortgage Trust Inc., 2005-2 A	0.485%	8/25/35	648,822	600,554	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.835%	12/25/33	835,649	778,502	(a)
Residential Accredit Loans Inc., 2004-QS16 1A1	5.500%	12/25/34	697,634	715,702
Residential Accredit Loans Inc., 2007-QS7 1A7	0.705%	5/25/37	2,352,350	1,513,286	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	12,369	14,025
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	17,176	16,736
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	0.555%	5/25/34	292,574	275,040	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.605%	11/25/33	272,981	264,451	(a)
Sequoia Mortgage Trust, 2002-9 2A	1.961%	9/20/32	370,752	357,479	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.815%	6/20/33	265,091	256,611	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN2 M2	4.405%	11/25/23	900,000	910,602	(a)
Structured ARM Loan Trust, 2004-01 2A	0.465%	2/25/34	188,199	169,107	(a)
Structured ARM Loan Trust, 2004-02 1A1	2.857%	3/25/34	428,994	430,536	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.752%	7/25/32	498,370	467,014	(a)
Structured Asset Securities Corp., 1998-03 M1	1.155%	3/25/28	606,279	592,827	(a)
Structured Asset Securities Corp., 1998-08 M1	1.095%	8/25/28	880,368	872,236	(a)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	48,376	48,210	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	62,204	62,389	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.383%	6/25/35	1,122,254	1,011,044	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.055%	3/25/44	166,489	151,331	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.672%	8/20/35	714,896	622,681	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.305%	6/25/33	628,408	617,547	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.755%	12/25/35	1,189,455	947,153	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-4 CB9	0.555%	6/25/35	1,242,617	951,305	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.073%	8/25/46	1,268,755	861,903	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.093%	7/25/46	2,286,060	1,962,144	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	2.612%	11/25/34	1,076,133	1,078,804	(a)

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
WF-RBS Commercial Mortgage Trust, 2011-C3 A2	3.240%	3/15/44	$1,350,000	$1,387,429	(b)
WF-RBS Commercial Mortgage Trust, 2011-C4 A2	3.454%	6/15/44	760,000	785,997	(b)
WF-RBS Commercial Mortgage Trust, 2012-C8 A2	1.881%	8/15/45	210,000	212,956
WF-RBS Commercial Mortgage Trust, 2014-C23 A1	1.663%	10/15/57	1,020,333	1,027,904
WF-RBS Commercial Mortgage Trust, 2014-C24 A1	1.390%	11/15/47	260,000	260,169
WF-RBS Commercial Mortgage Trust, 2014-C24 A2	2.863%	11/15/47	280,000	289,344
WF-RBS Commercial Mortgage Trust, 2014-C25 A1	1.518%	11/15/47	210,000	209,995
Total Collateralized Mortgage Obligations (Cost — $58,383,529)				56,902,907
Mortgage-Backed Securities — 2.9%
FHLMC — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	1.996%	6/1/43	1,061,102	1,071,023	(a)
FNMA — 2.4%
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	3,667,872	3,795,774
Federal National Mortgage Association (FNMA)	1.911%	4/1/33	272,808	290,143	(a)
Federal National Mortgage Association (FNMA)	6.275%	9/1/37	882,535	936,849	(a)
Total FNMA				5,022,766
Total Mortgage-Backed Securities (Cost — $6,098,768)				6,093,789
Municipal Bonds — 0.9%
Rhode Island — 0.9%
Rhode Island State Student Loan Authority Revenue, Taxable - Libor Floating Rate Notes, FFELP Loan Backed (Cost — $1,884,554)	0.857%	10/2/28	1,884,554	1,882,274	(a)(b)
Senior Loans — 0.8%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.3%
Aramark Services Inc., Extented Synthetic LOC 2	3.650%	7/26/16	37,569	37,404	(g)(h)
Aramark Services Inc., USD Term Loan F	3.250%	2/24/21	569,566	563,013	(g)(h)
Total Hotels, Restaurants & Leisure				600,417
Media — 0.3%
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	688,397	682,643	(g)(h)
Total Consumer Discretionary				1,283,060
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., New 2018 Extended Term Loan	3.655%	3/23/18	395,228	390,576	(g)(h)
Total Senior Loans (Cost — $1,660,062)				1,673,636

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 0.9%
Brazil — 0.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	$1,030,000	$1,052,660	(b)
Mexico — 0.4%
United Mexican States, Senior Notes	5.950%	3/19/19	720,000	825,120
Total Sovereign Bonds (Cost — $1,872,253)				1,877,780
U.S. Government & Agency Obligations — 8.6%
U.S. Government Agencies — 8.6%
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.687%	8/1/29	33,135	34,271	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	177,987	179,320	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.475%	8/1/32	29,028	29,208	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	65,621	69,312	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.437%	7/1/29	141,796	149,878	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.526%	7/1/29	66,809	70,833	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.100%	7/1/33	484,080	510,036	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.363%	8/1/25	40,695	41,329	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.440%	12/1/30	37,210	37,733	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,270	2,584
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.328%	12/1/23	91,537	96,415	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	1.911%	2/1/24	38,466	38,891	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.166%	4/1/26	156,967	165,211	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.257%	6/1/29	454,890	480,622	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.492%	7/1/29	207,536	222,832	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.445%	3/1/31	82,164	86,348	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	3,862	3,882	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.503%	3/1/33	1,331,832	1,428,706	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	189,596	199,650	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.461%	5/1/33	528,553	566,526	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.424%	7/1/27	39,554	40,039	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.320%	12/1/30	54,786	55,326	(a)

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), 11th District COFI	5.481%	2/1/31	$497,307	$526,185	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	4.521%	5/1/30	230,629	235,394	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.345%	11/1/18	66,634	69,776	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.175%	4/1/20	6,017	6,028	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.280%	7/1/21	30,578	30,718	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.378%	8/1/22	17,500	18,759	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.510%	7/1/23	41,467	41,863	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.677%	8/1/23	19,907	20,014	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.488%	2/1/24	84,066	89,786	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.206%	4/1/25	240,123	251,939	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.266%	12/1/25	36,657	38,959	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.484%	1/1/27	93,371	99,798	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	7/1/27	170,996	172,147	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	72,862	73,847	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	24,040	24,150	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.330%	3/1/28	52,286	52,572	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.499%	2/1/29	160,160	172,300	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	8/1/29	272,879	289,452	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	11/1/29	185,678	187,507	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	123,333	124,621	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.642%	12/1/30	442,890	475,869	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	155,781	156,910	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	147,428	149,267	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.395%	3/1/31	77,187	81,251	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.174%	4/1/31	231,274	233,027	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.211%	4/1/31	51,640	53,073	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.355%	7/1/31	78,394	79,798	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	9/1/31	66,585	67,102	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	101,049	103,589	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	54,310	54,719	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.455%	7/1/32	308,382	311,870	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.123%	9/1/32	220,540	223,018	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.310%	12/1/32	305,840	310,332	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	132,715	134,046	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.415%	1/1/33	231,510	233,913	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.381%	5/1/33	416,032	445,662	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.083%	8/1/32	189,234	190,854	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.590%	12/1/20	$167,258	$168,596	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.325%	6/1/24	6,421	6,445	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.172%	7/1/24	174,249	180,958	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.102%	9/1/24	499,709	517,376	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.154%	9/1/24	162,062	163,179	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.750%	11/1/31	61,927	62,957	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.906%	1/1/33	241,447	247,168	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.925%	5/1/33	658,845	693,224	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.930%	6/1/33	468,959	495,383	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	3.545%	6/1/30	617,488	642,936	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	16,268	16,295	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	6/20/17	42,526	43,329	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	229,471	235,758	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	60,983	62,604	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	89,936	92,852	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	6/20/22	526,784	544,675	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/22	137,656	142,557	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	332,846	341,535	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	194,162	200,493	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	68,912	70,741	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/23	115,455	120,115	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	87,761	90,955	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	195,888	202,930	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/26	119,922	124,168	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/27	217,568	225,312	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	238,445	247,424	(a)

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	4/20/32	$286,216	$297,497	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/32	96,820	100,880	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	7/20/32	666,395	691,387	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/32	411,989	428,456	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/32	88,806	92,356	(a)
Total U.S. Government & Agency Obligations (Cost — $17,508,497)				17,889,608

			Shares
Common Stocks — 0.2%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Tropicana Entertainment Inc.			17,545	286,861	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	22,389	*(e)(f)
Total Common Stocks (Cost — $311,763)				309,250
Total Investments before Short-Term Investments (Cost — $206,170,494)				205,357,020

			Face Amount
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
State Street Bank & Trust Co. repurchase agreement dated 11/28/14; Proceeds at maturity — $2,988,000; (Fully collateralized by U.S. Treasury Notes, 2.125% due 8/15/21; Market Value — $3,050,177) (Cost — $2,988,000)	0.000%	12/1/14	$2,988,000	2,988,000
Total Investments — 100.3% (Cost — $209,158,494#)				208,345,020
Liabilities in Excess of Other Assets — (0.3)%				(719,500)
Total Net Assets — 100.0%				$207,625,520

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Adjustable Rate Income Fund

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
FFELP	— Federal Family Education Loan Program
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $209,158,494)	$208,345,020
Cash	1,819
Interest receivable	435,506
Receivable for Fund shares sold	166,573
Deposits with brokers for open futures contracts	50,009
Principal paydown receivable	48,205
Prepaid expenses	45,698
Total Assets	209,092,830

Liabilities:
Payable for securities purchased	1,208,842
Investment management fee payable	76,146
Service and/or distribution fees payable	55,032
Payable for Fund shares repurchased	11,289
Payable to broker — variation margin on open futures contracts	9,313
Distributions payable	3,443
Trustees’ fees payable	444
Accrued expenses	102,801
Total Liabilities	1,467,310
Total Net Assets	$207,625,520

Net Assets:
Par value (Note 7)	$231
Paid-in capital in excess of par value	241,564,412
Undistributed net investment income	95,747
Accumulated net realized loss on investments and futures contracts	(33,185,653)
Net unrealized depreciation on investments and futures contracts	(849,217)
Total Net Assets	$207,625,520

Shares Outstanding:
Class A	16,111,698
Class C	224,618
Class C1	4,226,989
Class I	1,026,997
Class IS	1,513,056

Net Asset Value:
Class A (and redemption price)	$9.00
Class C*	$8.96
Class C1 (and redemption price)	$8.95
Class I (and redemption price)	$8.98
Class IS (and redemption price)	$8.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.21

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$1,650,452

Expenses:
Investment management fee (Note 2)	461,669
Service and/or distribution fees (Notes 2 and 5)	342,200
Transfer agent fees (Note 5)	51,104
Registration fees	42,653
Audit and tax fees	21,025
Legal fees	17,737
Shareholder reports	15,883
Fund accounting fees	10,608
Insurance	2,297
Trustees’ fees	1,552
Custody fees	1,536
Miscellaneous expenses	2,481
Total Expenses	970,745
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(20,532)
Net Expenses	950,213
Net Investment Income	700,239

Realized and Unrealized Loss on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(51,965)
Futures contracts	(4,416)
Net Realized Loss	(56,381)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(244,376)
Futures contracts	(35,743)
Change in Net Unrealized Appreciation (Depreciation)	(280,119)
Net Loss on Investments and Futures Contracts	(336,500)
Increase in Net Assets from Operations	$363,739

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited) and the Year Ended May 31, 2014	November 30	May 31

Operations:
Net investment income	$700,239	$775,696
Net realized loss	(56,381)	(532,587)
Change in net unrealized appreciation (depreciation)	(280,119)	1,458,536
Increase in Net Assets From Operations	363,739	1,701,645

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(704,747)	(1,186,938)
Decrease in Net Assets From Distributions to Shareholders	(704,747)	(1,186,938)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	17,893,333	55,699,219
Reinvestment of distributions	687,366	1,097,461
Cost of shares repurchased	(14,087,529)	(60,164,994)
Increase (Decrease) in Net Assets From Fund Share Transactions	4,493,170	(3,368,314)
Increase (Decrease) in Net Assets	4,152,162	(2,853,607)

Net Assets:
Beginning of period	203,473,358	206,326,965
End of period*	$207,625,520	$203,473,358
*Includes undistributed net investment income of:	$95,747	$100,255

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$9.01	$9.00	$8.71	$8.74	$8.44	$7.56

Income (loss) from operations:
Net investment income	0.04	0.04	0.07	0.08	0.09	0.11
Net realized and unrealized gain (loss)	(0.01)	0.03	0.29	(0.02)	0.35	0.90
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.02
Total income from operations	0.03	0.07	0.36	0.06	0.44	1.03

Less distributions from:
Net investment income	(0.04)	(0.06)	(0.07)	(0.09)	(0.14)	(0.15)
Total distributions	(0.04)	(0.06)	(0.07)	(0.09)	(0.14)	(0.15)

Net asset value, end of period	$9.00	$9.01	$9.00	$8.71	$8.74	$8.44
Total return[3]	0.29%	0.76%	4.14%	0.69%	5.20%	13.66%[4]

Net assets, end of period (millions)	$145	$147	$141	$152	$171	$170

Ratios to average net assets:
Gross expenses	0.83%[5]	0.82%	0.85%	0.91%	0.90%	0.90%
Net expenses[6]	0.82 [5,7]	0.82 [7]	0.85	0.91	0.90	0.90
Net investment income	0.79 [5]	0.47	0.78	0.93	1.03	1.37

Portfolio turnover rate	20%	58%	39%	30%	43%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]		2014	2013[3]

Net asset value, beginning of period	$8.98		$8.99	$8.79

Income (loss) from operations:
Net investment loss	(0.00)	[4]	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.02)		0.03	0.22
Total income (loss) from operations	(0.02)		0.00 [4]	0.21

Less distributions from:
Net investment income	—		(0.01)	(0.01)
Total distributions	—		(0.01)	(0.01)

Net asset value, end of period	$8.96		$8.98	$8.99
Total return[5]	(0.22)%		(0.02)%	2.36%

Net assets, end of period (000s)	$2,013		$2,041	$434

Ratios to average net assets:
Gross expenses	1.91%[6]		1.89%	1.83%[6]
Net expenses[7,8,9]	1.70	[6]	1.67	1.66 [6]
Net investment loss	(0.09)	[6]	(0.39)	(0.08) [6]

Portfolio turnover rate	20%		58%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period August 1, 2012 (inception date) through May 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C1♦ Shares[1]	2014[2]		2014	2013	2012	2011	2010

Net asset value, beginning of period	$8.96		$8.95	$8.66	$8.70	$8.41	$7.52

Income (loss) from operations:
Net investment income (loss)	0.01		(0.01)	0.02	0.03	0.04	0.07
Net realized and unrealized gain (loss)	(0.01)		0.03	0.29	(0.03)	0.35	0.89
Proceeds from settlement of a regulatory matter	—		—	—	—	—	0.03
Total income from operations	0.00	[3]	0.02	0.31	0.00 [3]	0.39	0.99

Less distributions from:
Net investment income	(0.01)		(0.01)	(0.02)	(0.04)	(0.10)	(0.10)
Total distributions	(0.01)		(0.01)	(0.02)	(0.04)	(0.10)	(0.10)

Net asset value, end of period	$8.95		$8.96	$8.95	$8.66	$8.70	$8.41
Total return[4]	(0.01)%		0.25%	3.56%	0.00%[5]	4.65%	13.21%[6]

Net assets, end of period (millions)	$38		$42	$49	$58	$75	$74

Ratios to average net assets:
Gross expenses	1.43%[7]		1.40%	1.44%	1.50%	1.48%	1.47%
Net expenses[8]	1.42	[7,9]	1.40 [9]	1.44	1.50	1.48	1.47
Net investment income (loss)	0.19	[7]	(0.11)	0.20	0.35	0.46	0.79

Portfolio turnover rate	20%		58%	39%	30%	43%	53%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C1 received $296,958 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$8.99	$8.98	$8.69	$8.72	$8.41	$7.55

Income (loss) from operations:
Net investment income	0.04	0.06	0.09	0.10	0.10	0.13
Net realized and unrealized gain (loss)	(0.01)	0.02	0.29	(0.02)	0.34	0.89
Total income from operations	0.03	0.08	0.38	0.08	0.44	1.02

Less distributions from:
Net investment income	(0.04)	(0.07)	(0.09)	(0.11)	(0.13)	(0.16)
Total distributions	(0.04)	(0.07)	(0.09)	(0.11)	(0.13)	(0.16)

Net asset value, end of period	$8.98	$8.99	$8.98	$8.69	$8.72	$8.41
Total return[3]	0.37%	0.95%	4.35%	0.95%	5.23%	13.63%

Net assets, end of period (000s)	$9,220	$6,800	$15,029	$13,344	$15,814	$14,795

Ratios to average net assets:
Gross expenses	0.81%[4]	0.67%	0.65%	0.65%	0.73%	0.73%
Net expenses[5,6]	0.65 [4,7]	0.62 [7]	0.65	0.65	0.73	0.71 [7]
Net investment income	0.97 [4]	0.62	0.98	1.19	1.16	1.59

Portfolio turnover rate	20%	58%	39%	30%	43%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective August 1, 2012, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. As a result of an expense limitation arrangement, effective September 18, 2009 through July 31, 2012, the expense ratio did not exceed 0.85%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2014[2]	2014[3]

Net asset value, beginning of period	$9.00	$8.98

Income (loss) from operations:
Net investment income	0.05	0.03
Net realized and unrealized gain (loss)	(0.02)	0.02
Total income from operations	0.03	0.05

Less distributions from:
Net investment income	(0.05)	(0.03)
Total distributions	(0.05)	(0.03)

Net asset value, end of period	$8.98	$9.00
Total return[4]	0.31%	0.52%

Net assets, end of period (000s)	$13,589	$6,062

Ratios to average net assets:
Gross expenses[5]	0.58%	0.64%
Net expenses[5,6,7,8]	0.55	0.55
Net investment income[5]	1.08	0.90

Portfolio turnover rate	20%	58%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 31, 2014 (inception date) through May 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended May 31, 2014.

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$61,076,271	—	$61,076,271
Asset-backed securities	—	57,651,505	—	57,651,505
Collateralized mortgage obligations	—	56,078,391	$824,516	56,902,907
Mortgage-backed securities	—	6,093,789	—	6,093,789
Municipal bonds	—	1,882,274	—	1,882,274
Senior loans	—	1,673,636	—	1,673,636
Sovereign bonds	—	1,877,780	—	1,877,780
U.S. government & agency obligations	—	17,889,608	—	17,889,608
Common stocks:
Consumer discretionary	$286,861	—	—	286,861
Industrials	—	—	22,389	22,389
Total long-term investments	$286,861	$204,223,254	$846,905	$205,357,020
Short-term investments†	—	2,988,000	—	2,988,000
Total investments	$286,861	$207,211,254	$846,905	$208,345,020

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$35,743	—	—	$35,743

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2014, securities valued at $249,375 were transferred from Level 3 to Level 2 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

32	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class C, Class I and Class IS shares did not exceed 1.70%, 0.65% and 0.55%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

34	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

During the six months ended November 30, 2014, fees waived and/or expenses reimbursed amounted to $20,532.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. There is no CDSC on Class C1 shares. However, if you exchange Class C1 shares (formerly Class C shares) that were not subject to a CDSC when initially purchased for Class C1 shares (formerly Class C shares) of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2014, LMIS and its affiliates retained sales charges of $383 on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$188

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$44,758,301	$2,072,406
Sales	37,691,546	2,252,314

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,351,885
Gross unrealized depreciation	(3,165,359)
Net unrealized depreciation	$(813,474)

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

At November 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 2-Year Notes	16	3/15	$3,501,448	$3,506,250	$(4,802)
U.S. Treasury 10-Year Notes	25	3/15	3,145,231	3,176,172	(30,941)
Net unrealized depreciation on open futures contracts					$(35,743)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$35,743

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(4,416)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(35,743)

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$1,205,150

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$9,313	$(9,313)	—

36	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class C1 shares calculated at the annual rate of 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$182,402	$14,402
Class C	9,974	3,446
Class C1	149,824	23,256
Class I	—	9,057
Class IS	—	943
Total	$342,200	$51,104

For the six months ended November 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$8,777
Class C	2,068
Class C1	2,422
Class I	5,817
Class IS	1,448
Total	$20,532

6. Distributions to shareholders by class

	Six Months Ended November 30, 2014	Year Ended May 31, 2014
Net Investment Income:
Class A	$577,381	$938,661
Class C	—	2,160
Class C1	38,543	60,208
Class I	35,693	168,639
Class IS	53,130	17,270	[1]
Total	$704,747	$1,186,938

[1]	For the period January 31, 2014 (inception date) through May 31, 2014.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At November 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2014		Year Ended May 31, 2014
	Shares	Amount	Shares		Amount
Class A
Shares sold	663,593	$5,983,469	2,027,377		$18,162,119
Shares issued on reinvestment	62,644	564,496	102,370		918,526
Shares repurchased	(871,816)	(7,860,141)	(1,590,927)		(14,273,369)
Net increase (decrease)	(145,579)	$(1,312,176)	538,820		$4,807,276

Class C
Shares sold	32,807	$294,521	298,043		$2,663,171
Shares issued on reinvestment	—	—	202		1,806
Shares repurchased	(35,472)	(318,552)	(119,291)		(1,068,745)
Net increase (decrease)	(2,665)	$(24,031)	178,954		$1,596,232

Class C1
Shares sold	7,512	$67,311	23,494		$209,119
Shares issued on reinvestment	4,176	37,394	6,577		58,656
Shares repurchased	(475,674)	(4,261,611)	(868,842)		(7,749,854)
Net decrease	(463,986)	$(4,156,906)	(838,771)		$(7,482,079)

Class I
Shares sold	450,338	$4,048,032	3,205,271		$28,631,218
Shares issued on reinvestment	3,618	32,532	11,291		101,018
Shares repurchased	(183,184)	(1,647,225)	(4,134,620)		(37,073,026)
Net increase (decrease)	270,772	$2,433,339	(918,058)		$(8,340,790)

Class IS
Shares sold	833,333	$7,500,000	671,892	[1]	$6,033,592	[1]
Shares issued on reinvestment	5,888	52,944	1,943	[1]	17,455	[1]
Shares repurchased	—	—	—		—
Net increase	839,221	$7,552,944	673,835	[1]	$6,051,047	[1]

[1]	For the period January 31, 2014 (inception date) through May 31, 2014.

38	Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report

8. Capital loss carryforward

As of May 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2015	$(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
$(18,026,964)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $14,936,818, which have no expiration date, must be used first to offset any such gains.

Western Asset Adjustable Rate Income Fund 2014 Semi-Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the

40	Western Asset Adjustable Rate Income Fund

principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Western Asset Adjustable Rate Income Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 10-year periods ended June 30, 2014 was below the median and that its performance for the 3- and 5-year periods ended June 30, 2014 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for certain of the Fund’s share classes. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadviser’s fees and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management

42	Western Asset Adjustable Rate Income Fund

Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee, which was reduced in August 2012, is at the median of its expense group and its actual total expense ratio is below the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Adjustable Rate Income Fund	43

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0301 1/15 SR15-2396

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 23, 2015